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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  OCTOBER 5, 2004
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                         CHOICE ONE COMMUNICATIONS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                0-29279                                   16-1550742
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        (Commission File Number)              (IRS Employer Identification No.)

     100 CHESTNUT STREET, SUITE 600
       ROCHESTER, NEW YORK 14604                                       14604
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (585) 246-4231
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The information provided in Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement (as such term is defined below) is incorporated by reference into this ITEM 1.01.

ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP.

         On October 5, 2004, Choice One Communications Inc. (the "Company") and each of its direct and indirect subsidiaries (collectively, the "Debtors") filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") (the "Chapter 11 Case"). The Debtors continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. As previously disclosed, on August 30, 2004 the Company entered into a Lock Up Agreement (the "Lock Up Agreement") with certain of the Company's pre-petition lenders pursuant to which such pre-petition lenders agreed to vote in favor of and support the Company's proposed financial restructuring plan including, among other things, the filing by the Debtors of the Chapter 11 Case, subject to the terms and conditions contained in the Lock Up Agreement. Following a pre-petition solicitation of consents from such pre-petition lenders, the Company received the consent of almost 100% of such pre-petition lenders in support of the Company's proposed "pre-packaged" plan of reorganization. A copy of the press release, dated October 6, 2004, announcing the bankruptcy filing is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The terms of the plan of reorganization are described in the press release.

         In addition, the Debtors entered into a Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of October 5, 2004 (the "DIP Credit Agreement"), among the Debtors, as borrowers, General Electric Capital Corporation, as agent and lender, Wachovia Bank, N.A., as swap issuer, and the lenders from time to time party thereto. Certain of the Company's existing lenders are also lenders under the DIP Credit Agreement. The DIP Credit Agreement received interim approval by the Bankruptcy Court on October 7, 2004, but remains subject to final approval by the Bankruptcy Court, which has scheduled a hearing for October 25, 2004 to consider final approval. The DIP Credit Agreement provides for a $20,000,000 commitment of debtor-in-possession financing to fund the working capital requirements of the Debtors during the pendency of the Chapter 11 Case, only $15,000,000 of which will be available to the Debtors until the entry of a final order by the Bankruptcy Court approving the DIP Credit Agreement.

         The DIP Credit Agreement provides for certain financial and other covenants including, but not limited to, affirmative and negative covenants with respect to additional indebtedness, new liens, declaration or payment of dividends, sales of assets, acquisitions, loans, investments, capital expenditures and compliance with the Company's operating budget. Payment under the DIP Credit Agreement may be accelerated following certain events of default including, but not limited to, dismissal of

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any of the Chapter 11 Cases or conversion to chapter 7 of the Bankruptcy Code, appointment of a trustee or examiner with enlarged powers, failure to make payments when due, noncompliance with covenants, breaches of representations and warranties, failure to confirm a plan of reorganization within 120 days of the commencement of the Chapter 11 Case, the expiration or termination of the Debtors' exclusive right to file a plan of reorganization, and entry of any order permitting holders of security interests to foreclose on any of the Debtors' assets which have an aggregate value in excess of $500,000. The DIP Credit Agreement matures on April 5, 2005.

         The foregoing description of the DIP Credit Agreement is qualified in its entirety by reference to the DIP Credit Agreement and the related Security Agreement and Pledge Agreement, each dated as of October 5, 2004, among General Electric Capital Corporation, as agent, and the Debtors party thereto, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The information provided in Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement is incorporated by reference into this
Item 2.03.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits.

10.1 Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of October 5, 2004, among Choice One Communications Inc. and each of its direct and indirect subsidiaries, as borrowers, General Electric Capital Corporation, as agent and lender, Wachovia Bank, as swap issuer, and the lenders from time to time party thereto.

10.2 Security Agreement, dated as of October 5, 2004, among General Electric Capital Corporation, as agent, and the Debtors party thereto.

10.3 Pledge Agreement, dated as of October 5, 2004, among General Electric Capital Corporation, as agent, and the Debtors party thereto.

99.1              Press Release issued by the Company on October 6, 2004.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHOICE ONE COMMUNICATIONS INC.


                                    By:                 /s/ Ajay Sabherwal
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                                              Name: Ajay Sabherwal
                                              Title:  Chief Financial Officer




Date: October 7, 2004






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                                  EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION

10.1 Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of October 5, 2004, among Choice One Communications Inc. and each of its direct and indirect subsidiaries, as borrowers, General Electric Capital Corporation, as agent and lender, Wachovia Bank, as swap issuer, and the lenders from time to time party thereto.

10.2 Security Agreement, dated as of October 5, 2004, among General Electric Capital Corporation, as agent, and the Debtors party thereto.

10.3 Pledge Agreement, dated as of October 5, 2004, among General Electric Capital Corporation, as agent, and the Debtors party thereto.

99.1                Press Release issued by the Company on October 6, 2004.




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